UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):		September 27, 2016

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 27, 2016, William U. Parfet resigned from the Board of Directors of Taubman Centers, Inc. (the Company), effective immediately. Mr. Parfet's resignation was not due to any disagreement on any matter relating to the Company's operations, policies, or practices.

Item 8.01.    OTHER EVENTS.

After the resignation, the Board of Directors reduced the size of the Board from nine to eight members to reflect Mr. Parfet's departure. The Board also appointed Myron E. Ullman, III as the Chair of the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2016	TAUBMAN CENTERS, INC.

By: /s/ Chris B. Heaphy
Chris B. Heaphy
Assistant Secretary